UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

              Current Report Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported) June 23, 2005


                     ENVIRONMENTAL SOLUTIONS WORLDWIDE, INC.
                     ---------------------------------------
               (EXACT NAME OF COMPANY AS SPECIFIED IN ITS CHARTER)


FLORIDA                               000-30932                   98-0346454
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(STATE OR OTHER JURISDICTION)   (COMMISSION FILE NUMBER)       (I.R.S. EMPLOYER
OF INCORPORATION)                                               IDENTIFICATION)


              335 CONNIE CRESCENT, CONCORD, ONTARIO, CANADA L4K 5R2

               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (905) 695-4142
                                                           --------------



                       ----------------------------------

          (Former name or former address, if changed since last report)

|_| Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 40.13e-4(c))





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ITEM 5.02  DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS;
           APPOINTMENT OF PRINCIPAL OFFICERS.

Mr. Robert Marino a former director and executive officer of the Company elected not to stand for re-election to the Board and effective with the Company's annual meeting of shareholders on June 23, 2005; Mr. Marino retired from the board of directors and resigned his position as vice president of the Company. Mr. Marino did not have any disputes or disagreements with the Company and will remain employed by the Company's wholly owned subsidiary ESW America, Inc.

ITEM 8.01 OTHER EVENTS

On June 23, 2005 the Company held its 2005 annual meeting of shareholders. As of the May 20, 2005 record date, holders of a total of 52,577,784 shares of common stock were eligible vote on the proposals presented at the annual meeting. Of the shares eligible to vote, a total of 43,488,203 shares or 82.7% of the outstanding shares were present at the meeting in person or by proxy. A majority of the shares present in person or represented by proxy voted in favor of the director nominees Messrs. Amersey, Johnson, Kolaric, Odner and Schwartz for service as directors for a one year term or until their successors have been elected and qualified. The proposals to ratify Mintz & Partners, LLP, as the independent public accountants for the Company's fiscal year ending December 31, 2005 and to amend the Company's 2002 Stock Option Plan to increase the underlying shares of common stock, $.001 par value (the "Common Stock") authorized available for issuance from 1,000,000 to 5,000,000 shares received the affirmative vote of a majority of shares present in person or represented by proxy at the Annual Meeting and the proposal to amend the Company's Articles of Incorporation to increase the number of authorized shares of Common Stock from 100,000,000 shares to 125,000,000 shares received the affirmative vote of in excess of fifty (50%) percent of the total issued and outstanding shares of Common Stock outstanding and entitled to vote as of the record date. The proposal to amend the Articles of Incorporation to authorize a class of preferred stock failed to receive sufficient votes for approval.


                                            SIGNATURES

Pursuant to the requirement of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                               ENVIRONMENTAL SOLUTIONS WORLWIDE, INC.


Date: June 28, 2005
                               By:      /S/ JOEY SCHWARTZ
                                  ---------------------------------------------
                                    Joey Schwartz, Chief Financial Officer